                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Contrarian Fund

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charge.

Returns and rankings during all periods shown for Class A, B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder Contrarian Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Contrarian Fund	1-Year	3-Year	5-Year	10-Year
Class A	18.16%	5.68%	2.41%	11.15%
Class B	17.20%	4.83%	1.57%	10.19%(a)
Class C	17.23%	4.83%	1.57%	10.14%(a)
Russell 1000 Value Index+	17.16%	.85%	3.02%	11.42%
S&P 500 Index++	15.09%	-5.52%	-.47%	10.63%

Scudder Contrarian Fund	1-Year	3-Year	Life of Class*
Class I	18.73%	6.19%	6.09%
Russell 1000 Value Index+	17.16%	.85%	1.17%
S&P 500 Index++	15.09%	-5.52%	-6.68%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class I shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R
Net Asset Value: 11/30/03	$ 19.93	$ 19.91	$ 19.91	$ 19.98	$ 19.92
10/1/03 (commencement of sales for Class R**)	-	-	-	-	$ 18.82
11/30/02	$ 17.09	$ 17.07	$ 17.07	$ 17.13	-
Distribution Information: Twelve Months: Income Dividends	$ .22	$ .08	$ .09	$ .30	$ -

** Class R shares commenced operations on October 1, 2003 and are available for investment. Please refer to the Fund's prospectus for more information on Class R share performance.
Class A Lipper Rankings - Large-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	36	of	400	9
3-Year	14	of	299	5
5-Year	72	of	216	34
10-Year	13	of	85	16

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Class A Morningstar Rankings - Large Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	176	of	923	20
3-Year	38	of	637	6
5-Year	204	of	505	40
10-Year	29	of	187	15

Rankings are historical and do not guarantee future results.

Source: Morningstar, Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Sales Charge)
[] Scudder Contrarian Fund - Class A [] Russell 1000 Value Index+ [] S&P 500 Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Sales Charge)
Scudder Contrarian Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,136	$11,123	$10,617	$27,134
	Average annual total return	11.36%	3.61%	1.21%	10.50%
Class B	Growth of $10,000	$11,420	$11,319	$10,720	$26,386
	Average annual total return	14.20%	4.22%	1.40%	10.19%
Class C	Growth of $10,000	$11,606	$11,404	$10,700	$26,258
	Average annual total return	16.06%	4.48%	1.36%	10.14%
Russell 1000 Value Index+	Growth of $10,000	$11,716	$10,258	$11,604	$29,491
	Average annual total return	17.16%	.85%	3.02%	11.42%
S&P 500 Index++	Growth of $10,000	$11,509	$8,434	$9,766	$27,468
	Average annual total return	15.09%	-5.52%	-.47%	10.63%

Scudder Contrarian Fund		1-Year	3-Year	Life of Class*
Class I	Growth of $10,000	$11,873	$11,975	$12,291
	Average annual total return	18.73%	6.19%	6.09%
Russell 1000 Value Index+	Growth of $10,000	$11,716	$10,258	$10,417
	Average annual total return	17.16%	.85%	1.17%
S&P 500 Index++	Growth of $10,000	$11,509	$8,434	$7,850
	Average annual total return	15.09%	-5.52%	-6.68%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on June 1, 2000. Index returns begin May 31, 2000.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Contrarian Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Contrarian Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1990 and the fund in 1997.

• Over 32 years of investment industry experience.

• MBA, Hofstra University.

Frederick L. Gaskin

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 1997.

• Over 17 years of investment industry experience.

• MBA, Babcock Graduate School of Management at Wake Forest University.

In the following interview, Lead Portfolio Manager Tom Sassi discusses the strategy of Scudder Contrarian Fund and the market environment during the 12-month period ended November 30, 2003.

Q: Will you provide an overview of market conditions during the period?

A: Recession fears subsided as the end of active combat in the war in Iraq and the Bush administration's fiscal stimulus, coupled with accommodative Fed policy, gave way to economic recovery. Over the past 12 months, interest rates remained at historic lows. Consumer confidence crept up steadily, contributing to a significant improvement in corporate profits. While the market remained volatile, investor reaction to bad news proved to be less severe and enduring than in the recent past.

Value stocks again outperformed growth stocks as investors continued to look for "lower-risk" investment alternatives. Large value stocks, such as those in which the fund invests, edged out large growth stocks during the period. The Russell 1000 Value Index, which is generally representative of the large-capitalization value market, was up 17.16%, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, gained 16.75% over the same period.

Q: How did Scudder Contrarian Fund perform?

A: The fund did quite well. For the 12 months ended November 30, 2003, Scudder Contrarian Fund Class A shares (unadjusted for sales charges which, if included, would have reduced performance) returned 18.16%, beating its value benchmark, the Russell 1000 Value Index, and the broad market as measured by Standard & Poor's 500 index (S&P 500), which rose 15.09%. (Please see pages 4 through 6 for performance of other share classes and more complete performance information.) The S&P 500 is an unmanaged index of 500 large-cap stocks that is generally representative of the US stock market.

The fund performed admirably against its peers, ranking in the top decile of Large Cap Value Funds for the 12-month period, according to Lipper, Inc.1 The fund far outpaced the 14.82% Lipper category average, to finish 36 of 400 funds for the one-year period ended November 30, 2003 based on total return. For the three-, five- and 10-year periods ended November 30, 2003, the fund ranked 14 of 299, 72 of 216 and 13 of 85 funds, respectively.2

1 The Lipper Large Value Funds category is a group of mutual funds that invest at least 75% of their assets in stocks with lower forecasted growth values than the overall market. Category returns represent the reinvestment of all distributions. It is not possible to invest directly in a category.
2 Lipper Inc. rankings are historical and do not guarantee future results. Lipper rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Q: What was behind the fund's outperformance of its benchmark, peers and the large value market?

A: Market conditions were just right for our contrarian approach, which favors quality companies with dividend yields above the market, relatively strong earnings growth and price-to-earnings ratios (P/Es) below the market average.

But it was our style of active management, we believe, that really put the wind at our backs and gave us a decisive edge over our peers. The period was characterized by a broad market rally - one in which stocks of all kinds rose. With many more stocks advancing than declining, the opportunities for active managers like us were plentiful.

Further, in a broad market rally there is usually less of a penalty for being underweight the largest-cap names that drive the S&P 500, a capitalization-weighted index. What that means is that a relatively small group of the largest companies in the index (in terms of market capitalization) have a much greater impact on the overall return of the index than stocks with lower market caps. While many of our peers seek to keep their portfolios closely aligned with the S&P to limit relative risk, we choose stocks based on our own research and an unwavering commitment to our investment discipline. Generally, the largest companies tend to be "growth" stocks; they don't reconcile well with our low-P/E approach. As a result, our exposure to the largest benchmark constituents is typically lower than that of many of our peers.

Over the 12-month period, smaller value-oriented stocks generally posted stronger returns than many of the largest growth-oriented companies in the S&P 500. Therefore, equal-weighted portfolios, such as ours, enjoyed a distinct advantage over cap-weighted portfolios, such as those of many of our peers.

Finally, our low P/E approach proved successful. Overall, lower valuation stocks strongly outperformed their higher P/E counterparts.

Q: Which specific market sectors or stocks contributed to performance?

A: Four sectors made substantial contributions to performance over the Russell Value Index over the past 12 months. In order of importance they are: telecommunications, financials, consumer discretionary and technology.

Once again, telecommunications was the worst- performing sector of the Russell 1000 Value Index, the fund's benchmark, throughout the period. It was, in fact, the only sector to lose ground. While adept stock selection and timing helped us avoid some deep potholes, overall it was the fund's substantial underweighting in the sector vis á vis the Russell 1000 Value Index that proved crucial. Few telecommunications stocks met our quality criteria or, in our view, had adequate prospects for above-average earnings growth.

Meanwhile, the fund's financial names logged substantial gains. Nine holdings did extremely well, including regional bank stocks SunTrust Banks, Inc., National City Corp., AmSouth Bancorp. and PNC Financial Services Group, due to better-than-expected earnings. Each has beaten estimates consistently, and fundamentals appear to be solid. JP Morgan Chase & Co., the fund's largest holding, provides an excellent example of our value investing theory in practice. The stock had lost ground in 2002, due to concerns about the capital markets, bad loan exposure and involvement with Enron. After careful analysis, we concluded that the company's problems were short term; we were confident that earnings growth would resume. And we've been proven right. Among the fund's top performers, JP Morgan Chase & Co. gained substantially during the period. Also making dramatic strides was the fund's second-largest holding, FleetBoston Financial Group, which was bought out at a substantial premium by Bank of America Corp. in October.

We've long favored technology, which was the top-performing sector of the benchmark for the period. While technology is traditionally considered a growth sector, we look for opportunities in all sectors that fit our low P/E style. We maintained a slight overweight versus the benchmark throughout the period, which helped us compete. Within the sector, we were able to find several technology stocks whose P/E ratios had declined during the bear market, but are beginning to recover along with the economy. We believe exposure to these stocks is prudent, given that corporations are beginning to reinvest in technology after several years of reduced spending. Strong earnings drove tech stock prices. Our best performers were high-profile semiconductor manufacturers Intel Corp., Applied Materials Inc. and Texas Instruments Inc., each of which contributed to the fund's overall performance.

Consumer discretionary stocks, lead by retailers, also contributed. Sears, Roebuck & Co. and Nordstrom Inc., down earlier in the period, rebounded nicely along with consumer confidence and spending. Sears was sold from the portfolio when it reached our upside price target.

Q: What, if anything, detracted from performance?

A: The fund's overweight position in health care hurt performance most. While we are optimistic about the sector's long-term performance potential, we believe, in retrospect, that we may have been premature in building the fund's position. We were drawn particularly to the pharmaceutical companies, which were left behind in the market rally to some extent. Companies such as Merck & Co., Pfizer Inc., Bristol-Meyers Squibb Co. and Abbott Laboratories had fallen out of favor and lagged due to fierce competition and lack of products in the pipeline. These concerns gave way to new anxieties over then-pending health care legislation. We are confident, however, that sponsorship for the fund's pharmaceutical holdings will improve over time. Each of these companies meets our criteria for valuation, quality, earnings and dividend growth. In the near term, we believe the recent passage of the Medicare bill should be positive for the health care industry. And over time, we are looking for research and development to lead to new products, as it generally has in the past.

On a secondary basis, the fund's minimal exposure to utilities, which outperformed the benchmark Russell 1000 Value Index, also detracted. Similar to the telecommunications sector, we avoided investments in utilities. While some stocks in this sector meet our low P/E guidelines, in our opinion most lacked sufficient earnings growth potential.

Q: Which would you say has had a greater impact on the stocks in your portfolio: changes in tax laws or increasing corporate profits?

A: Earnings are the real engine behind our fund's performance, so increasing corporate profits have been a real boon to our portfolio. With that said, tax law changes, which have reduced the level of taxation on stock dividend income, certainly have created greater incentive for investors to buy the high-dividend-paying stocks we favor. The laws also give reason to companies to pay dividends or to increase them, which also works to our favor by broadening the universe of stocks from which we can choose.

Q: Do you have any other comments for shareholders?

A: As always we are grateful for the opportunity to help our shareholders pursue their long-term financial objectives through active management and, above all, an unwavering commitment to the contrarian investment philosophy. We believe that our disciplined investment approach - one that seeks quality companies with above-market earnings growth and dividend yields, and below-market P/Es - can help us pursue favorable relative returns in the coming year.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	11/30/02

Common Stocks	92%	95%
Cash Equivalents	8%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/03	11/30/02

Financials	32%	31%
Health Care	15%	13%
Information Technology	13%	13%
Industrials	11%	13%
Materials	8%	8%
Energy	7%	11%
Consumer Discretionary	7%	6%
Consumer Staples	5%	5%
Telecommunication Services	2%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2003 (26.4% of Portfolio)
1. J.P. Morgan Chase & Co. Provider of global financial services	3.3%
2. FleetBoston Financial Corp. Provider of commercial banking services	3.1%
3. PNC Financial Services Group Provider of commercial banking services	2.9%
4. Bristol-Meyers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.6%
5. Dow Chemical Co. Producer of chemicals	2.5%
6. Limited Brands Operator of women's apparel stores	2.4%
7. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.4%
8. US Bankcorp. Provider of diversified financial services	2.4%
9. Wachovia Corp. Provider of financial services	2.4%
10. ExxonMobil Corp. Explorer and provider of oil and gas	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Shares	Value ($)

Common Stocks 92.1%
Consumer Discretionary 6.7%
Hotels Restaurants & Leisure 1.2%
McDonald's Corp.	105,300	2,698,839
Multiline Retail 2.0%
Nordstrom, Inc.	37,800	1,304,100
Target Corp.	86,900	3,364,768
		4,668,868
Specialty Retail 3.5%
Limited Brands	322,200	5,773,824
Sherwin-Williams Co.	77,700	2,519,811
		8,293,635
Consumer Staples 4.3%
Food Products 3.0%
ConAgra Foods, Inc.	128,900	3,158,050
Sara Lee Corp.	188,100	3,865,455
		7,023,505
Household Products 1.3%
Kimberly-Clark Corp.	54,300	2,944,146
Energy 6.7%
Oil & Gas
BP PLC (ADR)	78,714	3,360,301
ChevronTexaco Corp.	37,500	2,816,250
ConocoPhillips	69,000	3,915,060
ExxonMobil Corp.	153,200	5,541,244
		15,632,855
Financials 29.5%
Banks 18.9%
AmSouth Bancorp.	155,000	3,718,450
Bank of America Corp.	55,100	4,156,193
BB&T Corp.	68,000	2,676,480
FleetBoston Financial Corp.	175,600	7,129,360
KeyCorp.	39,100	1,086,589
National City Corp.	110,000	3,690,500
PNC Financial Services Group	125,700	6,833,052
SunTrust Banks, Inc.	50,100	3,559,605
US Bancorp.	206,500	5,722,115
Wachovia Corp.	121,400	5,554,050
		44,126,394
Capital Markets 0.3%
Merrill Lynch & Co., Inc.	9,800	556,150
Diversified Financials 8.5%
Bear Stearns Companies, Inc.	23,700	1,717,302
Citigroup, Inc.	115,900	5,451,936
Fannie Mae	42,100	2,947,000
Freddie Mac	40,700	2,214,894
J.P. Morgan Chase & Co.	214,900	7,598,864
		19,929,996
Insurance 1.8%
Allstate Corp.	69,800	2,818,524
Jefferson-Pilot Corp.	29,000	1,407,370
		4,225,894
Health Care 13.5%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	206,000	5,730,920
Pharmaceuticals 11.1%
Abbott Laboratories	89,300	3,947,060
Bristol-Myers Squibb Co.	234,400	6,176,440
Johnson & Johnson	82,400	4,061,496
Merck & Co., Inc.	91,900	3,731,140
Pfizer, Inc.	136,400	4,576,220
Wyeth	87,300	3,439,620
		25,931,976
Industrials 10.3%
Aerospace & Defense 2.6%
Honeywell International, Inc.	143,400	4,257,546
L-3 Communications Holdings, Inc.*	12,500	588,125
United Technologies Corp.	13,700	1,174,090
		6,019,761
Commercial Services & Supplies 1.9%
Avery Dennison Corp	56,100	3,089,988
Pitney Bowes, Inc.	37,500	1,490,625
		4,580,613
Electrical Equipment 2.2%
Emerson Electric Co.	85,000	5,188,400
Industrial Conglomerates 3.6%
General Electric Co.	138,800	3,979,396
Textron, Inc.	88,000	4,385,920
		8,365,316
Information Technology 11.9%
Communications Equipment 0.5%
Nokia Oyj (ADR)	65,700	1,181,286
Computers & Peripherals 3.5%
Diebold, Inc.	21,600	1,145,880
Hewlett-Packard Co.	155,363	3,369,823
International Business Machines Corp.	40,100	3,630,654
		8,146,357
Electronic Equipment & Instruments 2.1%
Waters Corp.*	148,800	4,758,624
IT Consulting & Services 1.6%
Automatic Data Processing, Inc.	98,200	3,754,186
Semiconductor Equipment & Products 4.2%
Applied Materials, Inc.*	90,600	2,201,580
Intel Corp.	164,600	5,502,578
Texas Instruments, Inc.	73,500	2,187,360
		9,891,518
Materials 7.3%
Chemicals 3.6%
Air Products & Chemicals, Inc.	54,600	2,617,524
Dow Chemical Co.	156,800	5,887,840
		8,505,364
Containers & Packaging 2.1%
Sonoco Products Co.	223,900	4,791,460
Metals & Mining 1.6%
Alcoa, Inc.	112,100	3,678,001
Telecommunication Services 1.4%
Diversified Telecommunication Services
SBC Communications, Inc.	142,600	3,319,728
Utilities 0.5%
Electric Utilities
FPL Group, Inc.	18,000	1,143,900
Total Common Stocks (Cost $191,059,920)		215,087,692

Cash Equivalents 7.9%
Scudder Cash Management QP Trust, 1.09% (b)
(Cost $18,523,467)	18,523,467	18,523,467
Total Investment Portfolio - 100.0% (Cost $209,583,387) (a)		233,611,159

* Non-income producing security.
(a) The cost for federal income tax purposes was $212,565,476. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $21,045,683. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,425,837 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,380,154.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments: Investments in securities, at value (cost $191,059,920)	$ 215,087,692
Investment in Scudder Cash Management QP Trust (cost $18,523,467)	18,523,467
Total investments in securities, at value (cost $209,583,387)	233,611,159
Cash	10,000
Receivable for investments sold	1,838,214
Dividends receivable	554,852
Interest receivable	17,570
Receivable for Fund shares sold	1,184,768
Total assets	237,216,563
Liabilities
Payable for investments purchased	120,927
Payable for Fund shares redeemed	115,432
Accrued management fee	140,369
Other accrued expenses and payables	177,218
Total liabilities	553,946
Net assets, at value	$ 236,662,617
Net Assets
Net assets consist of: Undistributed net investment income	592,733
Net unrealized appreciation (depreciation) on investments	24,027,772
Accumulated net realized gain (loss)	(39,693,214)
Paid-in capital	251,735,326
Net assets, at value	$ 236,662,617

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($151,961,054 / 7,623,698 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 19.93
Maximum offering price per share (100 / 94.25 of $19.93)	$ 21.15
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($49,857,806 / 2,504,028 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 19.91
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($21,443,322 / 1,076,831 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 19.91
Maximum offering price per share (100 / 99.00 of $19.91)	$ 20.11
Class I Net Asset Value, offering and redemption price per share ($13,389,851 / 670,182 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 19.98
Class R Net Asset Value, offering and redemption price per share ($10,584 / 531.4 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 19.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Dividends (net of foreign taxes withheld of $13,537)	$ 5,011,197
Interest - Scudder Cash Management QP Trust	120,174
Total Income	5,131,371
Expenses: Management fee	1,422,926
Administrative fee	493,836
Services to shareholders	101,654
Distribution service fees	859,157
Directors' fees and expenses	18,394
Other	28,429
Total expenses before reductions	2,924,396
Expense reductions	(37,522)
Total expenses after expense reductions	2,886,874
Net investment income (loss)	2,244,497
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,077,375)
Net unrealized appreciation (depreciation) during the period on investments	33,768,342
Net gain (loss) on investment transactions	28,690,967
Net increase (decrease) in net assets resulting from operations	$ 30,935,464

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2003	2002
Operations: Net investment income (loss)	$ 2,244,497	$ 2,041,752
Net realized gain (loss) on investment transactions	(5,077,375)	(15,044,064)
Net unrealized appreciation (depreciation) on investment transactions during the period	33,768,342	(8,423,753)
Net increase (decrease) in net assets resulting from operations	30,935,464	(21,426,065)
Distributions to shareholders from: Net investment income: Class A	(1,472,394)	(1,483,719)
Class B	(218,092)	(172,526)
Class C	(65,459)	(43,302)
Class I	(226,318)	(54,845)
Fund share transactions: Proceeds from shares sold	96,136,485	67,777,238
Reinvestment of distributions	1,831,781	1,655,511
Cost of shares redeemed	(86,833,658)	(63,065,103)
Net increase (decrease) in net assets from Fund share transactions	11,134,608	6,367,646
Increase (decrease) in net assets	40,087,809	(16,812,811)
Net assets at beginning of period	196,574,808	213,387,619
Net assets at end of period (including undistributed net investment income of $592,733 and $501,444, respectively)	$ 236,662,617	$ 196,574,808

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.09	$ 19.05	$ 17.51	$ 19.75	$ 22.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.23	.19	.30	.34
Net realized and unrealized gain (loss) on investment transactions	2.81	(1.98)	1.57	(.39)	(1.40)
Total from investment operations	3.06	(1.75)	1.76	(.09)	(1.06)
Less distributions from: Net investment income	(.22)	(.21)	(.22)	(.35)	(.31)
Net realized gains on investment transactions	-	-	-	(1.80)	(1.78)
Total distributions	(.22)	(.21)	(.22)	(2.15)	(2.09)
Net asset value, end of period	$ 19.93	$ 17.09	$ 19.05	$ 17.51	$ 19.75
Total Return (%)[b]	18.16[d]	(9.25)	10.06	.54	(5.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	127	130	113	173
Ratio of expenses before expense reductions (%)	1.30	1.30	1.46	1.53[c]	1.41
Ratio of expenses after expense reductions (%)	1.29	1.30	1.46	1.52[c]	1.40
Ratio of net investment income (loss) (%)	1.41	1.26	1.04	1.85	1.53
Portfolio turnover rate (%)	69	83	76	46	88
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
[d] Total return would have been lower had certain expenses not been reduced.

Class B
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 19.03	$ 17.47	$ 19.68	$ 22.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.08	.04	.14	.14
Net realized and unrealized gain (loss) on investment transactions	2.81	(1.98)	1.57	(.36)	(1.38)
Total from investment operations	2.92	(1.90)	1.61	(.22)	(1.24)
Less distributions from: Net investment income	(.08)	(.06)	(.05)	(.19)	(.12)
Net realized gains on investment transactions	-	-	-	(1.80)	(1.78)
Total distributions	(.08)	(.06)	(.05)	(1.99)	(1.90)
Net asset value, end of period	$ 19.91	$ 17.07	$ 19.03	$ 17.47	$ 19.68
Total Return (%)[b]	17.20[d]	(10.01)	9.21	(.29)	(5.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	49	67	68	109
Ratio of expenses before expense reductions (%)	2.16	2.12	2.27	2.53[c]	2.29
Ratio of expenses after expense reductions (%)	2.11	2.12	2.27	2.53[c]	2.29
Ratio of net investment income (loss) (%)	.59	.44	.23	.84	.64
Portfolio turnover rate (%)	69	83	76	46	88
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
[d] Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended November 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 19.02	$ 17.48	$ 19.68	$ 22.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.09	.03	.15	.12
Net realized and unrealized gain (loss) on investment transactions	2.82	(1.98)	1.57	(.36)	(1.39)
Total from investment operations	2.93	(1.89)	1.60	(.21)	(1.27)
Less distributions from: Net investment income	(.09)	(.06)	(.06)	(.19)	(.09)
Net realized gains on investment transactions	-	-	-	(1.80)	(1.78)
Total distributions	(.09)	(.06)	(.06)	(1.99)	(1.87)
Net asset value, end of period	$ 19.91	$ 17.07	$ 19.02	$ 17.48	$ 19.68
Total Return (%)[b]	17.23[d]	(9.94)	9.10	(.18)	(6.01)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	12	14	12	18
Ratio of expenses before expense reductions (%)	2.09	2.09	2.32	2.48[c]	2.36
Ratio of expenses after expense reductions (%)	2.07	2.09	2.32	2.47[c]	2.35
Ratio of net investment income (loss) (%)	.63	.47	.18	.91	.58
Portfolio turnover rate (%)	69	83	76	46	88
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
[d] Total return would have been lower had certain expenses not been reduced.

Class I
Years Ended November 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.13	$ 19.10	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[b]	.32	.31	.30	.48
Net realized and unrealized gain (loss) on investment transactions	2.83	(1.99)	1.56	(.05)
Total from investment operations	3.15	(1.68)	1.86	.43
Less distributions from: Net investment income	(.30)	(.29)	(.32)	(.21)
Net realized gains on investment transactions	-	-	-	-
Total distributions	(.30)	-	-	-
Net asset value, end of period	$ 19.98	$ 17.13	$ 19.10	$ 17.56
Total Return (%)	18.73	(8.86)	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	8	2	1
Ratio of expenses (%)	.87	.85	.91	1.70*
Ratio of net investment income (loss) (%)	1.83	1.71	1.59	6.19*
Portfolio turnover rate (%)	69	83	76	46
[a] For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class R
Years Ended November 30,	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	1.07
Total from investment operations	1.10
Less distributions from: Net investment income	-
Net realized gains on investment transactions	-
Total distributions	-
Net asset value, end of period	$ 19.92
Total Return (%)	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses (%)	1.72*
Ratio of net investment income (loss) (%)	0.99*
Portfolio turnover rate (%)	69
[a] For the period from October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Contrarian Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On October 1, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $36,711,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($19,249,000), November 30, 2010 ($9,845,000) and November 30, 2011 ($7,617,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 600,629
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (36,711,000)
Net unrealized appreciation (depreciation) on investments	$ 21,045,683

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2003	2002
Distributions from ordinary income*	$ 1,982,263	$ 1,754,392

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $125,077,119 and $123,209,757, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

For the period from December 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 300,890
Class B	143,469
Class C	38,699
Class I	10,778
$ 493,836

The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, and 1.00% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, director, director counsel fees, extraordinary expenses, taxes, brokerage and interest). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Funds operating expenses at 1.99%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees. This expense cap will remain in effect until September 30, 2005.

In addition to the contractual expense limitation described above, from October 1, 2003 through April 1, 2004, the Advisor, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's total operating expenses at 1.21%, 1.96% and 1.96% of the average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and transaction costs).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through November 30, 2003, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at November 30, 2003
Class A	$ 54,692	$ 12,597	$ 42,095
Class B	36,449	21,798	14,651
Class C	8,322	3,112	5,210
Class I	1,641	-	1,641
Class R	6	-	6
	$ 101,110	$ 37,507	$ 63,603

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of Class R shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2003
Class B	$ 347,559	$ 30,409
Class C	106,732	12,690
Class R	4	4
	$ 454,295	$ 43,103

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2003	Effective Rate
Class A	$ 259,392	$ 32,569	0.22%
Class B	112,168	10,572	0.24%
Class C	33,298	3,895	0.23%
Class R	4	4	0.25%*
	$ 404,862	$ 47,040

* Annualized

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the year ended November 30, 2003 aggregated $36,334 and $92, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2003, the CDSC for Class B and C shares aggregated $127,061 and $3,471, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2003, SDI received no payments.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $15 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2003		Year Ended November 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,318,796	$ 59,960,757	2,351,689	$ 43,191,399
Class B	885,690	15,436,983	694,152	12,746,719
Class C	586,653	10,738,455	239,171	4,331,083
Class I	631,156	9,990,290	414,055	7,508,037
Class R	531*	10,000*	-	-
		$ 96,136,485		$ 67,777,238
Shares issued to shareholders in reinvestment of dividends
Class A	79,204	$ 1,346,701	78,385	$ 1,404,563
Class B	12,289	203,867	9,365	159,865
Class C	3,273	54,896	2,120	36,238
Class I	13,272	226,317	3,100	54,845
		$ 1,831,781		$ 1,655,511
Shares redeemed
Class A	(3,181,206)	$ (52,910,413)	(1,854,095)	$ (33,339,434)
Class B	(1,286,175)	(22,092,454)	(1,331,835)	(24,192,568)
Class C	(238,864)	(4,190,641)	(266,916)	(4,836,198)
Class I	(456,902)	(7,640,150)	(38,673)	(696,903)
		$ (86,833,658)		$ (63,065,103)
Net increase (decrease)
Class A	216,794	$ 8,397,045	575,979	$ 11,256,528
Class B	(388,196)	(6,451,604)	(628,318)	(11,285,984)
Class C	351,062	6,602,710	(25,625)	(468,877)
Class I	187,526	2,576,457	378,482	6,865,979
Class R	531*	10,000*	-	-
		$ 11,134,608		$ 6,367,646

* For the period October 1, 2003 (commencement of sales of Class R shares) to November 30, 2003.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder Contrarian Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Contrarian Fund, one of a series of Scudder Value Series, Inc. (the ``Corporation''), as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian or brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Contrarian Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2003 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $5,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Director, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Thomas F. Sassi[5] (61) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Directors as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KDCAX	KDCBX	KDCCX
CUSIP Number	81123U-105	81123U-402	81123U-501
Fund Number	086	286	386

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDCRX
CUSIP Number	811123U-816
Fund Number	1505

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Value Series has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Contrarian Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Contrarian Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    ---------------------------